USAA FIRST START
                                   GROWTH FUND

                                   Prospectus
                                 August 1, 1997

The Fund is a no-load mutual fund offered by USAA Investment Management Company. USAA will seek long-term capital appreciation by investing the Fund's assets in the stocks of companies that provide goods or services that we believe are familiar to young people. USAA designed the Fund as part of a program to stimulate interest in long-term investing by young people.

The USAA First Start Growth Fund is part of USAA First Start, a money management plan for young people.

SHARES OF THIS FUND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, THE USAA FEDERAL SAVINGS BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE.

AS WITH OTHER MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS
          Who Manages the Fund?................................  2
          What is the Investment Objective?....................  2
          Will the Value of Your Investment Fluctuate?.........  2
          Is This Fund for You?................................  2
          How Do You Buy?......................................  2
          Fees and Expenses....................................  3
          Performance Information..............................  3
          A Word About Risk....................................  4
          Fund Investments.....................................  4
          Fund Management......................................  6
          Using Mutual Funds in an Investment Program..........  7

          How to Invest........................................  9
          Important Information About
             Purchases and Redemptions......................... 12
          Exchanges............................................ 13
          Shareholder Information.............................. 13
          Description of Shares................................ 15
          Appendix A........................................... 16
          USAA Family of No-Load Mutual Funds.................. 17

THIS PROSPECTUS PROVIDES YOU WITH INFORMATION YOU SHOULD KNOW BEFORE YOU INVEST IN THE FUND. PLEASE READ IT AND KEEP IT FOR FUTURE REFERENCE.

WHO MANAGES THE FUND?

USAA Investment Management Company manages the Fund. For easier reading, USAA Investment Management Company will be referred to as "we" throughout the Prospectus.

WHAT IS THE INVESTMENT OBJECTIVE?

The Fund's investment objective is long-term capital appreciation. See FUND INVESTMENTS on page 4 for more information.

WILL THE VALUE OF YOUR
INVESTMENT FLUCTUATE?

Yes, it will. The value of your investment will fluctuate with the changing market value of the Fund's portfolio. You may have a gain or loss when you sell your shares.

IS THIS FUND FOR YOU?

This Fund might be appropriate as part of your investment portfolio if . . .

o  You are interested in learning about investments.
o  You are  willing to accept  moderate  to high risk.
o  You are  looking  for a long-term investment.

This Fund MAY NOT be appropriate as part of your investment portfolio if . . .

o  You need steady income.
o  You are unwilling to take greater risk for long-term goals.
o  You may need your money back within five years.
o  You need an investment that provides tax-free income.

If you feel this Fund is not the one for you, refer to page 17 for a complete list of the USAA Family of No-Load Mutual Funds.

HOW DO YOU BUY?

You may make your initial investment directly by mail, in person or, in certain instances, by telephone. The minimum initial investment is $3,000 [$250 for IRAs] and can be made by check or by wire. To suit the needs of young people, Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts may be opened for as little as $250, or if you elect to have monthly electronic investments of at least $20 each, there is no minimum required to open an account. There is more information about how to purchase Fund shares on page 9.

FEES AND EXPENSES

This summary provides information to assist you in understanding the expenses you will pay directly or indirectly to invest in the Fund.

Shareholder Transaction Expenses -- Fees You Pay Directly

There are no fees charged to your account when you buy, sell, or hold Fund shares. However, if you sell shares and request your money by wire transfer, you will pay a $10 fee. (Your bank may also charge a fee for receiving wires.)

Annual Fund Operating Expenses -- Fees You Pay Indirectly

Unlike shareholder transaction charges, the Fund's expenses are not charged directly to your account, but instead are paid out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" such as custodian and transfer agent fees have been estimated for the Fund's first year of operation. The figures below are calculated as a percentage of average net assets.

    Management Fees                              .75%      o 12b-1 FEES -
    12b-1 Fees                                   None        Some mutual
    Other Expenses (estimated)                   .67%        funds charge
                                                 ---         these fees to
    Total Fund Operating Expenses               1.42%        pay for the
                                                ====         costs of selling
                                                             fund shares.
Example of Effect of Fund Operating Expenses

You would pay the following expenses on a $1,000 investment in the Fund, assuming (1) 5% annual return and (2) redemption at the end of the periods shown.

                  1 year.............. $ 14
                  3 years.............   45

THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

PERFORMANCE INFORMATION

Please consider performance information in light of the Fund's investment objective and policies and market conditions during the reported time periods. Remember, historical performance may not be repeated in the future. The value of your shares may go up or down. For the most current price and return information for this Fund, you may call TouchLINE(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices and returns. Then, press 32 followed by the pound sign when asked for a Fund Code.

                              [TELEPHONE GRAPHIC]
                                  TouchLINE(R)
                                 1-800-531-8777
                                     press
                                        1
                                      then
                                        1
                                      then
                                       3 2 #

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You may see the Fund's total return quoted in advertisements  and reports.  All mutual funds must use the same formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividends and distributions of capital gains. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indexes.

A WORD ABOUT RISK

Portions of this Prospectus describe the risks you will face as an investor in the Fund. Keep in mind that generally investments with a higher potential reward are accompanied by a higher risk of losing money. The reverse is also generally true: the lower the potential reward, the lower the risk. However, as you consider an investment in the Fund, you should also take into account your tolerance for the daily fluctuations of the stock market and whether you can afford to leave your money in this investment for long periods of time to ride out down periods.

[CAUTION LIGHT GRAPHIC]
Look for this symbol throughout the Prospectus. We use it to mark detailed information about the main risks that you will face as a shareholder of the Fund.

FUND INVESTMENTS

Investment Policies and Risks

    Q    What is the Fund's investment policy?

    A We will invest the Fund's assets in equity securities of companies that provide goods or services that we believe are familiar to young people. For convenience, this Prospectus refers to common stocks, preferred stocks, convertible securities, and securities which carry the right to buy common stocks collectively as "equity securities." Most of the Fund's assets will be invested in U.S. securities; however, we may also invest the Fund's assets in foreign securities when they are in line with the Fund's investment objective.

         We designed the Fund as part of a program to stimulate interest in long-term investing by young people. Shareholders of the Fund may give us their suggestions about the types of companies that they would like us to consider for investment by the Fund. We invite shareholders to tell us the investment topics or the names of stocks that they would like us to feature in the Fund's communications to shareholders.

         As a temporary defensive measure, we may invest up to 100% of the Fund's assets in high-quality, short-term debt instruments.

    Q    In what industries will we invest the Fund's assets?

    A We will invest the Fund's assets in many different industries. The Fund is not a "sector" fund that focuses its investments in a specific industry or sector of the economy. We believe that goods or services that are likely to be familiar to young investors are provided by companies engaged in many different types of industries. Such companies may include computer hardware and software manufacturers, internet service providers, and companies in the apparel, automobile, communications, entertainment, financial services, health services, and travel industries, among others. We believe that the flexibility to select equity securities of companies across a broad universe of industries maximizes our opportunity to find attractive investments as we pursue the Fund's objective of long-term capital appreciation.

    Q Are we prohibited from investing the Fund's assets in any specific industries?

    A Yes. We will not invest the Fund's assets in companies whose primary line of business is the production of tobacco products or alcoholic beverages. Investments in firms primarily focused on gaming activities are also prohibited.

    Q    What special services are provided to shareholders in this Fund?

    A In addition to providing an investment opportunity for long-term capital appreciation, shareholders will receive educational information targeted to young people about the basic concepts of saving and investing.

    Q    What are the Fund's potential risks?

    A    Two potential risks of investing in this Fund include:

         [CAUTION LIGHT GRAPHIC]
         MARKET RISK. Because this Fund invests in equity securities, it is subject to market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of individual companies' operations. The stock market tends to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to go up and down more than bonds.

         [CAUTION LIGHT GRAPHIC]
         FOREIGN INVESTING. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations;

         foreign ownership limits; different accounting, reporting, and disclosure requirements; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.

For additional information about other investments in which we may invest the Fund's assets, see APPENDIX A on page 16.

Investment Restrictions

The following  restrictions may only be changed with shareholder approval:

o    The Fund may not invest 25% or more of its total assets in one industry.

o The Fund may not invest more than 5% of its total assets in any one issuer or own more than 10% of the outstanding voting securities of any one issuer. This limitation does not apply to U.S. Government securities, and only applies to 75% of the Fund's total assets.

o The Fund may borrow only for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets.

You will find a complete listing of the precise investment restrictions in the Fund's Statement of Additional Information (SAI).

FUND MANAGEMENT

The Board of Directors of USAA Mutual Fund, Inc. (Company), of which the Fund is a series, supervises the business affairs of the Company. The Company has retained us, USAA Investment Management Company, to serve as the manager and distributor of the Company.

We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. As of the date of this Prospectus, we had approximately $35 billion in total assets under management. Our mailing address is 9800 Fredericksburg Road, San Antonio, TX 78288.

We provide management services to the Fund. We are responsible for managing the Fund's portfolio (including placement of brokerage orders) and its business affairs, subject to the authority of and supervision by the Board of Directors. For our services, the Fund pays us an annual fee. The fee, three-fourths of one percent (.75%) of average net assets, is accrued daily and paid monthly.

In addition to the fees paid pursuant to the Advisory Agreement, the Fund's operating expenses generally consist of expenses for the issuing and redeeming of Fund shares, transfer agent and custodian charges, auditing and legal expenses, certain expenses of registering and qualifying shares for sale, fees of Directors who are not affiliated with us, and costs of typesetting, printing, and mailing the Prospectus, SAI, and periodic reports to existing shareholders.

We also provide distribution services to the Fund and receive no compensation for those services.

Although our officers and employees, as well as those of the Company, may engage in personal securities transactions, they are restricted by the procedures in a Joint Code of Ethics adopted by the Company and us.

Portfolio Transactions

USAA Brokerage Services, our discount brokerage service, may execute purchases and sales of equity securities for the Fund's portfolio. The Board of Directors has adopted procedures to ensure that any commissions paid to USAA Brokerage Services are reasonable and fair.

Portfolio Manager

The following individual is primarily responsible for managing the Fund.

Curt Rohrman, Assistant Vice President of Equity Investments since September 1996, is the portfolio manager. He has ten years investment management experience and has worked for us for two years. Prior to joining us, Mr. Rohrman worked for CS First Boston Corporation from June 1988 to March 1995. He earned the Chartered Financial Analyst (CFA) designation in 1991 and is a member of the Association for Investment Management and Research (AIMR) and the San Antonio Financial Analysts Society, Inc. (SAFAS). He holds an MBA from the University of Texas at Austin and a BBA from Texas Christian University.

[PHOTOGRAPH OF PORTFOLIO MANAGER]
Curt Rohrman

USING MUTUAL FUNDS IN
AN INVESTMENT PROGRAM

I. The Idea Behind Mutual Funds

Mutual funds provide small investors some of the advantages enjoyed by wealthy investors. A relatively small investment can buy part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA Family of Funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to very wealthy people.

II. Using Funds in an Investment Program

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA Family of Funds.

For example, assume you wish to invest in a widely-diversified, common stock portfolio. You could combine an investment in the First Start Growth Fund with investments in other mutual funds that invest in stocks of large and small companies and high-dividend stocks. This is just one way you could combine funds that fit your own risk and reward goals.

III. USAA's Family of Funds

We offer you another alternative for asset allocation with our asset strategy funds listed on page 17. These unique mutual funds provide a professionally managed diversified investment portfolio within a mutual fund. They are designed for the individual who prefers to delegate the asset allocation process to an investment manager and are structured to achieve diversification across a number of investment categories.


Whether you prefer to create your own mix of mutual funds or use a USAA Asset Strategy Fund, the USAA Family of Funds provides a broad range of choices covering just about any investor's investment objectives. Our sales representatives stand ready to assist you with your choices and to help you craft a portfolio which meets your needs.

HOW TO INVEST

Purchase of Shares

OPENING AN ACCOUNT
You may open an account and make an investment as described below by mail, bank wire, electronic funds transfer (EFT), phone, or in person. A complete, signed application is required for each new account.

TAX ID NUMBER
Each shareholder named on the account must provide a social security number or tax identification number to avoid possible withholding requirements.

EFFECTIVE DATE
When you make a purchase, your purchase price will be the net asset value (NAV) per share next determined after we receive your request in proper form as described below. The Fund's NAV is determined at the close of the regular trading session (generally 4:00 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day the Exchange is open. If we receive your request prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request after the NAV per share is calculated, the purchase will be effective on the next business day. If you plan to purchase Fund shares with a foreign check, we suggest you convert your foreign check to U.S. dollars prior to investment in the Fund to avoid a potential delay in the effectiveness of your purchase of up to four to six weeks. Furthermore, a bank charge may be assessed in the clearing process, which will be deducted from the amount of the purchase.

MINIMUM INVESTMENTS

INITIAL PURCHASE     o  $3,000 [$250  Uniform  Gifts/Transfers  to  Minors  Act
[MONEY GRAPHIC]         (UGMA/UTMA) accounts and $250 for IRAs] or if you elect
                        to have monthly electronic investments of at least $20 each, there is no minimum required to open an account.
                        Employees of USAA, its affiliates, or subsidiaries may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES o  $20

HOW TO PURCHASE

MAIL                 o  To open an account, send your application and check to:
[ENVELOPE GRAPHIC]           USAA Investment Management Company
                             9800 Fredericksburg Road
                             San Antonio, TX 78288

                     o To add to your account, send your check and the "Invest by Mail" stub that accompanies your Fund's transaction confirmation to the Transfer Agent:
                             USAA Shareholder Account Services
                             9800 Fredericksburg Road
                             San Antonio, TX 78288

IN PERSON            o  To open an account, bring your application and
[PEOPLE GRAPHIC]        check to:
                             USAA Investment Management Company
                             USAA Federal Savings Bank
                             10750 Robert F. McDermott Freeway
                             San Antonio

BANK WIRE            o  Instruct your bank (which may charge a fee for the
[ENVELOPE WIRE          service) to wire the  specified  amount to the Fund
GRAPHIC]                as follows:
                             State Street Bank and Trust Company
                             Boston, MA 02101
                             ABA#011000028
                             Attn:  USAA First Start Growth Fund
                             USAA AC-69384998
                             Shareholder(s) Name(s) _____________________
                             Shareholder(s) Account Number ______________

ELECTRONIC FUNDS     o  Additional purchases on a regular basis can be deducted
TRANSFER                from a bank account, paycheck, income-producting
[CALENDAR GRAPHIC]      investment or from a USAA money market fund account.
                        Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

PHONE                o  If you have an existing USAA account and would like to
1-800-531-8448          open a new account or if you would like to exchange to
[TELEPHONE GRAPHIC]     another USAA fund, call for instructions. To open an
                        account by phone, the new account must have the same registration as your existing account.

Redemption of Shares

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions will be effective on the day instructions are received in a manner as described below. However, if instructions are received after the NAV per share calculation (generally 4:00 p.m. Eastern Time), redemption will be effective on the next business day.

Within seven days after the effective date of redemption, we will send you your money. Payment for redemption of shares purchased by EFT or check will not be disbursed until the EFT or check has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay.

In addition, the Company may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

HOW TO REDEEM

WRITTEN, FAX,        o  Send your written  instructions to:
TELEGRAPH, OR                USAA Shareholder Account Services
TELEPHONE                    9800 Fredericksburg Road
[FAX MACHINE GRAPHIC]        San Antonio, TX 78288

                     o Send a signed fax to 1-800-292-8177, or send a telegraph to USAA Shareholder Account Services.

                     o Call toll free 1-800-531-8448, in San Antonio, 456-7202.

Telephone redemption is automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we obtain the following information: (1) USAA number or account number, (2) the name(s) on the account registration, and
(3) social security number or tax identification number for the account registration. In addition, we record all telephone communications with you and send confirmations of account transactions to the address of record. Redemption by telephone, fax, or telegraph is not available for shares represented by stock certificates.

IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

Investor's Guide to USAA Mutual Fund Services

Upon your initial investment with us, you will receive the INVESTOR'S GUIDE to help you get the most out of your USAA mutual fund account and to help you in your role as an investor. In the INVESTOR'S GUIDE, you will find additional purchase information as well as more information on redemption of shares and methods of payment. You will also find in-depth information on automatic investment plans, shareholder statements and reports, and other useful information.

Account Balance

Beginning in September 1998, and occurring each September thereafter, USAA Shareholder Account Services (SAS), the Fund's transfer agent, will assess a small balance account fee of $12 to each shareholder account with a balance, at the time of assessment, of less than $2,000. The fee will reduce total transfer agency fees paid by the Fund to SAS. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

Company Rights

The Company reserves the right to:

o reject purchase or exchange orders when in the best interest of the Company;

o limit or discontinue the offering of shares of any portfolio of the Company without notice to the shareholders;

o impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (for example, if excessive market-timing share activity unfairly burdens long-term investors); provided, however, this 1% charge will not be imposed upon shareholders unless authorized by the Board of Directors and the required notice has been given to shareholders;

o require a signature guarantee for purchases, redemptions, or changes in account information in those instances where the appropriateness of a signature authorization is in question. The SAI contains information on acceptable guarantors;

o    redeem an account with less than 10 shares, with certain limitations.

EXCHANGES

Exchange Privilege

The exchange privilege is automatic when you complete your application. You may exchange shares among Funds in the USAA Family of Funds, provided you do not hold these shares in stock certificate form and that the shares to be acquired are offered in your state of residence. The Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined after the exchange order is received. For federal income tax purposes, an exchange between Funds is a taxable event; and as such, you may realize a capital gain or loss. The Fund has undertaken certain procedures regarding telephone transactions as described on page 11.

Exchange Limitations, Excessive Trading

To minimize Fund costs and to protect the Funds and their shareholders from unfair expense burdens, the Funds restrict excessive exchanges. The limit on exchanges out of any Fund in the USAA Family of Funds for each account is six per calendar year (except that there is no limitation on exchanges out of the Tax Exempt Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA Family of Funds).

SHAREHOLDER INFORMATION

Share Price Calculation

The price at which shareholders purchase and redeem fund shares is equal to the net asset value (NAV) per share determined on the effective date of the purchase or redemption.

When

The Fund's NAV per share is calculated at the close of the regular trading session of the NYSE, which is usually 4:00 p.m. Eastern Time. You may buy and sell Fund shares at the NAV per share without a sales charge.

How

The NAV per share is calculated by adding the value of all securities and other assets in the Fund, deducting liabilities, and dividing by the number of shares outstanding.

Dividends and Distributions

The Fund pays net investment income dividends yearly. Any net capital gains distribution usually occurs within 45 days of the July 31 fiscal year end which would be somewhere around the middle of September. The Fund will make additional payments to shareholders, if necessary, to avoid the imposition of any federal income or excise tax.

All income dividends and capital gain distributions are automatically reinvested, unless we receive different instructions from you. The share price will be the NAV of the Fund shares computed on the ex-dividend date. Any income dividends or capital gain distributions paid by the Fund will reduce the NAV per share by the amount of the dividend or distribution. These dividends and distributions are subject to taxes.

We will invest any dividend or distribution payment returned to us in your account at the then-current NAV per share. Dividend and distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

Federal Taxes

This tax information is quite general and refers to the federal income tax provisions in effect as of the date of this Prospectus. We urge you to consult your own tax adviser about the status of distributions from the Fund in your own state and locality.

FUND - The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, referred to as the Code. In compliance with the Code, the Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to shareholders. Net capital gains are those gains in excess of capital losses.

SHAREHOLDER - Dividends from taxable net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends received deduction available to corporations.

Regardless of the length of time you have held the Fund shares, distributions of net long-term capital gains are taxable as long-term capital gains whether received in cash or reinvested in additional shares.

Redemptions, including exchanges, are subject to income tax, based on the difference between the cost of shares when purchased and the price received upon redemption or exchange.

WITHHOLDING - Federal law requires the Fund to withhold and remit to the U.S. Treasury a portion of the income dividends and capital gain distributions and proceeds of redemptions paid to any non-corporate shareholder who:

o  fails to furnish the Fund with a correct tax identification number,
o  underreports dividend or interest income,
o  fails to certify that he is not subject to withholding.

To avoid this withholding requirement, you must certify on your application, or on a separate Form W-9 supplied by the Fund's transfer agent, that your tax identification number is correct and that you are not currently subject to backup withholding.

REPORTING - The Fund will report annually to you information concerning the tax status of dividends and distributions for federal income tax purposes.

DESCRIPTION OF SHARES

The Fund is a series of USAA Mutual Fund, Inc. (Company) and is diversified. The Company is an open-end management investment company incorporated under the laws of the State of Maryland. The Company is authorized to issue shares of common stock of separate series, each of which is commonly referred to as a mutual fund. There are ten mutual funds in the Company, including the Fund.

The Company does not hold annual or regular meetings of shareholders and holds special meetings only as required by the Investment Company Act of 1940. The Directors may fill vacancies on the Board or appoint new Directors if the result is that at least two-thirds of the Directors have still been elected by shareholders. Shareholders have one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value of the shares. If a matter affects an individual fund in the Company, there will be a separate vote of the shareholders of that specific fund. Shareholders collectively holding at least 10% of the outstanding shares of the Company may request a shareholder meeting at any time for the purpose of voting to remove one or more of the Directors. The Company will assist communicating to other shareholders about the meeting.

                                   APPENDIX A

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN TYPES OF SECURITIES IN WHICH WE MAY INVEST THE FUND'S ASSETS:

CONVERTIBLE  SECURITIES
We may invest in convertible securities which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the option of converting the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities may also change based on the price of the common stock.

MONEY MARKET INSTRUMENTS
We may hold a certain portion of the Fund's assets in high-quality, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. Government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. Government securities, and certificates of deposit, bankers' acceptances, bank deposits, and other financial institution obligations. These securities may carry fixed or variable interest rates.

ILLIQUID SECURITIES
We may not invest more than 15% of the market value of the Fund's net assets in securities which are illiquid. Illiquid securities are those securities that cannot be disposed of in the ordinary course of business in seven days or less at approximately the value at which the Fund has valued the securities.

FORWARD CURRENCY CONTRACTS
We may hold securities denominated in foreign currencies. As a result, the value of the securities will be affected by changes in the exchange rate between the dollar and foreign currencies. In managing currency exposure, we may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the time of the contract.

USAA FAMILY OF NO-LOAD MUTUAL FUNDS

The USAA Family of No-Load Mutual Funds includes a variety of Funds, each with different objectives and policies. In combination, these Funds are designed to provide you with the opportunity to formulate your own investment program. You may exchange any shares you hold in any one USAA Fund for shares in any other USAA Fund. For more complete information about other Funds in the USAA Family of Funds, including charges and expenses, call us for a Prospectus. Read it carefully before you invest or send money.

         FUND
       TYPE/NAME             VOLATILITY
======================================================
CAPITAL APPRECIATION
------------------------------------------------------
Aggressive Growth               Very high
Emerging Markets (5)            Very high
First Start Growth              Moderate to high
Gold (5)                        Very high
Growth                          Moderate to high
Growth & Income                 Moderate
International (5)               Moderate to high
S&P 500 Index (1)               Moderate
Science & Technology            Very high
World Growth (5)                Moderate to high
------------------------------------------------------
ASSET ALLOCATION
------------------------------------------------------
Balanced Strategy               Moderate
Cornerstone  Strategy (5)       Moderate
Growth and Tax Strategy (2)     Moderate
Growth Strategy (5)             Moderate to high
Income Strategy                 Low to moderate
------------------------------------------------------
INCOME -- TAXABLE
------------------------------------------------------
GNMA                            Low to moderate
Income                          Moderate
Income Stock                    Moderate
Short-Term Bond                 Low
------------------------------------------------------
INCOME -- TAX EXEMPT
------------------------------------------------------
Long-Term (2)                   Moderate
Intermediate-Term (2)           Low to moderate
Short-Term (2)                  Low
State Bond/Income (2,3)         Moderate
------------------------------------------------------
MONEY MARKET
------------------------------------------------------
Money Market (4)                Very low Tax Exempt
Money Market (2,4)              Very low
Treasury Money Market Trust (4) Very low
State Money Market (2,3,4)      Very low
======================================================

1 S&P(R)  IS A  TRADEMARK  OF THE  MCGRAW-HILL  COMPANIES,  INC.,  AND HAS BEEN
  LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

2 SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES.

3 CALIFORNIA,  FLORIDA, NEW YORK, TEXAS, AND VIRGINIA FUNDS ARE OFFERED ONLY TO
  RESIDENTS OF THOSE STATES.

4 AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE
  U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.

5 FOREIGN   INVESTING  IS  SUBJECT  TO  ADDITIONAL   RISKS,  SUCH  AS  CURRENCY
  FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the most recent financial report and/or the Fund's Statement of Additional Information (SAI), dated August 1, 1997. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus (meaning it is legally a part of the Prospectus).



                 INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
                       USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288

                 ---------------------------------------------

             TRANSFER AGENT                           CUSTODIAN
    USAA Shareholder Account Services    State Street Bank and Trust Company
      9800 Fredericksburg Road                      P.O. Box 1713
      San Antonio, Texas 78288              Boston, Massachusetts 02105

                 ---------------------------------------------

                              TELEPHONE ASSISTANCE
                          Call toll free - Central Time
                     Monday - Friday 8:00 a.m. to 8:00 p.m.
                        Saturdays 8:30 a.m. to 5:00 p.m.

                 ---------------------------------------------

                   FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
                    1-800-531-8181, (in San Antonio) 456-7211
                 For account servicing, exchanges or redemptions
                    1-800-531-8448, (in San Antonio) 456-7202

                 ---------------------------------------------

                        RECORDED MUTUAL FUND PRICE QUOTES
                        24-Hour Service (from any phone)
                    1-800-531-8066, (in San Antonio) 498-8066

                 ---------------------------------------------

                          MUTUAL FUND TOUCHLINE(R)
                        (from Touchtone phones only)
               For account balance, last transaction or fund prices
                    1-800-531-8777, (in San Antonio) 498-8777

                                      NOTES

                                      NOTES